Table of Contents

Exhibit 10.11

Hosted Services Agreement - Confidential NAVITAIRE Inc.

AMENDMENT NO. 15 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 15 to the NAVITAIRE Hosted Services Agreement (this "Amendment"), effective as of October 1, 2008, is entered into by and between NAVITAIRE Inc., a Delaware corporation ("NAVITAIRE"), and VRG Linhas Aereas S.A., as successor of GOL – Transportes Aereos S/A, a Brazilian corporation ("Customer"). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.     NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) Amendment No. 6 dated as of April 5, 2006, (vi) Amendment No. 7 dated as of June 1, 2006,  (vii)  Amendment  No. 8  dated as of  June  11,  2007  (viii)  Amendment No. 9  dated as of  August  20, 2007;  (ix) Amendment No. 10 dated as of  August  27, 2007;  (x)  Amendment  No.  11  dated as of  April  24, 2008; (xi) Amendment No. 12 dated as of April 24, 2008; (xii) Amendment No. 13 dated as of July 31, 2008; and  (xiii)  as  yet  unsigned  Amendment  No.  14  (the  "Agreement"),  pursuant to  which  NAVITAIRE  performs Hosted Services for Customer.

B.     Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.     NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1  Amendment to remove Hosted Revenue Accounting Services from the Agreement.

a) Scope of Services. The following Services are removed from Section 2, Scope of Services, of the Agreement, as follows:
        N/A    Hosted Revenue Accounting Services, as designated in and the provision of which is governed by Exhibit G hereto; and/or
b) Exhibit G – Hosted Revenue Accounting Services. Exhibit G – Hosted Revenue Accounting Services is deleted in its entirety.

2  Amendment to modify the Monthly Recurring Service Fees – Core Services/Optional Products of the Agreement.

(a) Monthly Recurring Service Fees – Core Services/Optional Products. The Monthly Recurring Service Fees – Core Services/Optional Products table of Section 1.1.1 of Exhibit H, are hereby replaced in its entirety with the following:

1.1.1 Monthly Recurring Service Fees – Core Services/Optional Products:

Monthly [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Beginning	Monthly [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] End	Hosted Reservation Services - New Skies	Hosted Web Services Sky Internet Suite
		Per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Booked	Per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Booked
1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Hosted Services Agreement - Confidential NAVITAIRE Inc.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3  Amendment to modify the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Commitments of the Agreement.

(a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]Commitments. Section 1.1.1 sub paragraph (a) of Exhibit H, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Commitments, is hereby replaced in its entire with the following:

(a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Commitments. Customer agrees to guarantee the level of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] equal to the values contained in the table located immediately below, for the purposes of  calculating  the  recurring  Service  Fees,  effective as of  January 1 of  each calendar year.

Table of Annual Minimums prorated by month as applicable:

Year*	Projected [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Guarantee Ratio	Guaranteed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Monthly Minimum [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] *
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

* The monthly minimums are [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the annual minimum to allow for seasonality.

On January 1 of each year, if Customer has not [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the Guaranteed Annual [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as listed above during the previous year, then Customer  will immediately pay to NAVITAIRE the difference between [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and the Guaranteed  Annual [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] using  the  applicable  rates  outlined in  this Section 1.1.

Hosted Services Agreement - Confidential NAVITAIRE Inc.

4  Amendment to modify the Look to Book Ratio of the Agreement.

(a)  Exhibit H  Section 1.1   (c)  Look to  Book  Ratio –  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Exhibit H Section 1.1 (c) is hereby replaced in its entirety as follows:

(c) Look to Book Ratio – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. A Look to Book Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will apply to all [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as described in Section 1 of Exhibit A. If the established Look to Book Ratio is exceeded, the excess usage fees will be calculated in accordance with the example provided below:

 • If the Look to Book Ratio is between [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], each Get Availability API request that does not result in a completed booking will be charged the excess API usage fee of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

• If the Look to Book Ratio exceeds [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], each Get Availability API request that does not result in a completed booking will be charged the excess API usage fee of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

• NAVITAIRE agrees to provide Customer with a report on a monthly basis indicating the number of Get Availability and Confirmed Booking API requests by API booking partner.

• The report will be available upon Customer's migration to New Skies [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or higher.

• Should NAVITAIRE fail to provide the report in any month after Customer's migration to New Skies [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or higher the following will apply:

• If the Look to Book Ratio is between [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the excess API usage fee will be waived for each Get Availability API request that does not result in a completed booking.

• If the Look to Book Ratio exceeds [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], each Get Availability API request that does not result in a completed booking will be charged the excess API usage fee of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

• NAVITAIRE and Customer acknowledge that prior to New Skies [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Customer was [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] API usage. New Skies [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] remedies this situation and also provides the ability to report the number of Get Availability and Confirmed Booking API requests by API Booking partner.

5 Amendment to Travel Commerce.

(a) Monthly Recurring Service Fees – Connectivity Services/Product – Travel Commerce Services. The Monthly Recurring Service Fees – Connectivity Services/Products – Travel Commerce Services, of Section 1.1.11 of Exhibit H, are hereby replaced in its entirety with the following:

1.1.11 Monthly Recurring Service Fees – Connectivity Services/Products – Travel Commerce Services. (Applicable only if selected in Section 2 of Exhibit A):

Description	Content Provider Connectivity – Sul America
Price per Service
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month
(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])
Per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee*	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per component above included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Hosted Services Agreement - Confidential NAVITAIRE Inc.

Description	Content Provider Connectivity – Other Car or Hotel Connections
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
   Car or Hotel Connection**
         • Up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] transactions
         • [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] transactions
         • [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] transactions
• Above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] transactions	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
All other custom built connections	Quoted upon request - per connection

* Any [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], collectively for all [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] bookings, above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will incur the  Per  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  Transaction  Fee  outlined in  Section 1.1.11 above. A [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] may  be  booked  and/or recorded in a  Super  PNR in  the  Hosted  Reservation  System or  booked  and/or  recorded in a  Non-Flight Related Fee Record in the Hosted Reservation System.

** Rates are tiered per connection. Billing will include a minimum [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] transactions per connection. Each connection is subject to an installation project to be quoted upon request. Connections may be terminated with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] advanced written notice, with the exception of the pre- existing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] connection.

(b)  Implementation Fees. The following is added to Section 1.2 of Exhibit H, Implementation Fees, as follows:

X	Travel Commerce Supplier Connectivity – with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per connection*
X	Travel Commerce Supplier Connectivity – with all other providers	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per connection**

* The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] connectivity project is already in progress and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the implementation fee has been billed to Customer.

**Implementation  Fees  for  Travel  Commerce  Supplier  Connectivity,  as  quoted,  are  for  pre- existing  connections  already established between NAVITAIRE and a Content Provider. Support for new connections between NAVITAIRE and a Content Provider requires initiation of an implementation project and will be subject to additional development fees.

6  Amendment to modify the Code-Share [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction  Fee.  Section 1.1.4 of  Exhibit H, Monthly Recurring Service Fees - Connectivity Services/Products - Code- Share Distribution with Customer as Code-Share Operating and/or Marking Carrier is hereby replaced in its entirety as follows:

1.1.4  Monthly Recurring Service Fees – Connectivity Services/Products – Code-Share Distribution with Customer as Code-Share Operating and/or Marketing Carrier. (Applicable only if selected in Exhibit A, Section 2):

Description	Code-Share Connectivity - (Base AVS Type B/Teletype)
Price per CRS/GDS/ARS Code-Share Connection
Monthly Infrastructure and Fee	Included for the first [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] partners (each acting as Operating and Marketing Carrier)
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee*	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included Segments in
 Code Share PNR's**
(see Note 2)

*  Any CRS/GDS/ARS [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] volumes, collectively for all  CRS/GDS/ARS  Code-Share  bookings,  above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will incur the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee outlined in Section 1.1.4 above.

Hosted Services Agreement - Confidential NAVITAIRE Inc.

**For billing purposes, these [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be converted into [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], using the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio as provided for in Item (6), Section 1.1.1 of this Exhibit H.

Note 1:  Any  applicable  message  fees,  segment  fees  or  data  circuits  pertaining to  the CRS/GDS and/or SITA/ARINC are the responsibility of Customer, including:

 (a) CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messages only):

Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/or charges attributable to Customer's Hosted Reservations Services, will be payable by Customer to NAVITAIRE, on a monthly basis. Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the CRS/GDS invoice for Type A/EDIFACT, Type B/Teletype, or other related charges with each monthly invoice.

These fees are in addition to the standard Host  Reservation  Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS. If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

(b) SITA/ARINC or other Connectivity Provider Fees:

All fees from SITA/ARINC and /or other Connectivity Providrs for routing of traffic need to be billed directly to Customer. Customer should pursue an arrangement with one or both of these providers independent of NAVITAIRE.

Note 2: Excludes block-space code-share arrangements booked via non-automated booking processes.

7 Customer Acknowledgment. Customer hereby acknowledges that Build [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of SkySales, deployed on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], fulfills any and all NAVITAIRE or NPS obligations for SkySales Services or Deliverables deployed in Customer's production account.

8 No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

9 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

10 Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

11 Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

NAVITAIRE INC

By: /s/ John Dabkowski
Its: Managing Director
Date: November 6, 2008

CUSTOMER

By: /s/ Wilson Maciel Ramos
Its: Vice President
Date: October 30, 2008

By: /s/ Constantino de Oliveira Junior
Its: President
Date: October 30, 2008

Witness ID:
Its:

Witness Name: /s/ Priscila Fernandes Gonçalves
Name: Priscila Fernandes Gonçalves
RG. 37.140.661-4
CPF. 369.441.978-04